Exhibit A of Exhibit 10.5, Lapeyrouse Prospect Agreement

                                    EXHIBIT A


                  Attached to and made a part of (STB.29) that certain Assignment of Undivided Interest in Oil, Gas and Mineral Leases - Lapeyrouse Area dated October 8, 1997 between Laurent Oil & Gas, Inc. and Beta Oil & Gas, Inc.


01A Oil, Gas and Mineral Lease dated June 12, 1995 between MARIE CAMPISI BREAUX, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,124 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

01B Oil, Gas and Mineral Lease dated June 12, 1995 between JOSEPH F. CAMPISI, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,125 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

01C Oil, Gas and Mineral Lease dated June 12, 1995 between FRANK B. CAMPISI, JR., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,126 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

01D Oil, Gas and Mineral Lease dated June 29, 1995 between RENEE L. WAGUESPACK ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,127 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

01E Oil, Gas and Mineral Lease dated June 28, 1995 between BERNARD LAFASO ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,128 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

01F Oil, Gas and Mineral Lease dated August 4, 1995 between BENNY MUSSO ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,129 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

01G Oil, Gas and Mineral Lease dated June 13, 1995 between NITA JACKSON PETTIGREW ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,130 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

01H Oil, Gas and Mineral Lease dated June 13, 1995 between NITA GRACE PETTIGREW, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,131 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

01I Oil, Gas and Mineral Lease dated June 13, 1995 between ASHBY W. PETTIGREW, III, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,132 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

01J Oil, Gas and Mineral Lease dated June 13, 1995 between GRETCHEN P. MURRAY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,133 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

01K Oil, Gas and Mineral Lease dated June 13, 1995 between KATHLEEN F. WOMACK, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,134 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

01L Oil, Gas and Mineral Lease dated June 23, 1995 between RICHARD SCHIFANI ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,135 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

02A Oil, Gas and Mineral Lease dated June 26, 1995 between H. C. WURZLOW, AGENT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,136 of the Conveyance Records of Terrebonne Parish, covering 179.0 acres, more or less, in Sections 70 and 71, Township 20 South, Range 18 East, Terrebonne Parish.

02B Oil, Gas and Mineral Lease dated June 26, 1995 between ELTON DARSEY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,137 of the Conveyance Records of Terrebonne Parish, covering 179.0 acres, more or less, in Sections 70 and 71, Township 20 South, Range 18 East, Terrebonne Parish.

02E Oil, Gas and Mineral Lease dated September 16, 1996 between MAGNUS LIRETTE, ET AL, as Lessors, and Pelican 3 Corporation, as Lessee, recorded in Book 1535 under Original Entry No. 988,425 of the Conveyance Records of Terrebonne Parish, covering 179.0 acres, more or less, in Sections 70 and 71, Township 20 South, Range 18 East, Terrebonne Parish.

02F Oil, Gas and Mineral Lease dated September 16, 1996 between LENA LaBOUEF CHAPMAN, as Lessor, and Pelican 3 Corporation, as Lessee, recorded in Book 1535 under Original Entry No. 988,426 of the Conveyance Records of Terrebonne Parish, covering 179.0 acres, more or less, in Sections 70 and 71, Township 20 South, Range 18 East, Terrebonne Parish.

02G Oil, Gas and Mineral Lease dated September 16, 1996 between CHARLES J. LIRETTE, as Lessor, and Pelican 3 Corporation, as Lessee, recorded in Book 1535 under Original Entry No. 988,427 of the Conveyance Records of Terrebonne Parish, covering 179.0 acres, more or less, in Sections 70 and 71, Township 20 South, Range 18 East, Terrebonne Parish.

02H Oil, Gas and Mineral Lease dated September 16, 1996 between CYNTHIA L. TRAHAN, as Lessor, and Pelican 3 Corporation, as Lessee, recorded in Book 1535 under Original Entry No. 988,428 of the Conveyance Records of Terrebonne Parish, covering 179.0 acres, more or less, in Sections 70 and 71, Township 20 South, Range 18 East, Terrebonne Parish.

02I Oil, Gas and Mineral Lease dated September 16, 1996 between STEPHEN LAPEYROUSE, as Lessor, and Pelican 3 Corporation, as Lessee, recorded in Book 1535 under Original Entry No. 988,429 of the Conveyance Records of Terrebonne Parish, covering 179.0 acres, more or less, in Sections 70 and 71, Township 20 South, Range 18 East, Terrebonne Parish.

02J Oil, Gas and Mineral Lease dated September 16, 1996 between LAWRENCE PICOU, ET AL, as Lessors, and Pelican 3 Corporation, as Lessee, recorded in Book 1535 under Original Entry No. 988,430 of the Conveyance Records of Terrebonne Parish, covering 179.0 acres, more or less, in Sections 70 and 71, Township 20 South, Range 18 East, Terrebonne Parish.

02K Oil, Gas and Mineral Lease dated September 16, 1996 between THOMAS PICOU, as Lessor, and Pelican 3 Corporation, as Lessee, recorded in Book 1535 under Original Entry No. 988,431 of the Conveyance Records of Terrebonne Parish, covering 179.0 acres, more or less, in Sections 70 and 71, Township 20 South, Range 18 East, Terrebonne Parish.

03A Oil, Gas and Mineral Lease dated August 10, 1995 between JULIAN C. ANGERON, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,138 of the Conveyance Records of Terrebonne Parish, covering 56.31 acres, more or less, in Section 64, Township 20 South, Range 18 East, Terrebonne Parish.

03B Oil, Gas and Mineral Lease dated August 15, 1995 between HERMAN E. ANGERON, JR. ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,139 of the Conveyance Records of Terrebonne Parish, covering 56.31 acres, more or less, in Section 64, Township 20 South, Range 18 East, Terrebonne Parish.

03C Oil, Gas and Mineral Lease dated June 5, 1996 between GILLIS J. ANGERON, SR., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1512 under Original Entry No. 977,545 of the Conveyance Records of Terrebonne Parish, covering 56.31 acres, more or less, in Section 64, Township 20 South, Range 18 East, Terrebonne Parish.

03D Oil, Gas and Mineral Lease dated June 5, 1996 between HOWARD P. ANGERON, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1515 under Original Entry No. 979,085 of the Conveyance Records of Terrebonne Parish, covering 56.31 acres, more or less, in Section 64, Township 20 South, Range 18 East, Terrebonne Parish.

03E Oil, Gas and Mineral Lease dated August 13, 1996 between HARLEY F. KRUGER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,888 of the Conveyance Records of Terrebonne Parish, covering 56.31 acres, more or less, in Section 64, Township 20 South, Range 18 East, Terrebonne Parish.

03F Oil, Gas and Mineral Lease dated August 13, 1996 between ROBERT LUTTRELL, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,643 of the Conveyance Records of Terrebonne Parish, covering 56.31 acres, more or less, in Section 64, Township 20 South, Range 18 East, Terrebonne Parish.

04A Oil, Gas and Mineral Lease dated August 8, 1995 between EUGENE J. LECOMPTE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,140 of the Conveyance Records of Terrebonne Parish, covering 37.0 acres, more or less, in Section 63, Township 20 South, Range 18 East, Terrebonne Parish.

04B Oil, Gas and Mineral Lease dated August 8, 1995 between BLANCHE L. KIRCHOFF, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,141 of the Conveyance Records of Terrebonne Parish, covering 37.0 acres, more or less, in Section 63, Township 20 South, Range 18 East, Terrebonne Parish.

05A Oil, Gas and Mineral Lease dated July 7, 1995 between CYRIL T. HELLIER ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,142 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

05B Oil, Gas and Mineral Lease dated October 5, 1995 between MORRIS LOTTINGER ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,143 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

05C Oil, Gas and Mineral Lease dated September 11, 1996 between ALIDORE MAHLER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,889 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

05D Oil, Gas and Mineral Lease dated September 11, 1996 between KEARNEY A. MAHLER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,890 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

05E Oil, Gas and Mineral Lease dated September 16, 1996 between GARNETT P. BOURGEOIS ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 987,836 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

05F Oil, Gas and Mineral Lease dated September 16, 1996 between BRUCE A. PICOU, JR. ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1545 under Original Entry No. 987,837 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

05G Oil, Gas and Mineral Lease dated September 16, 1996 between RICHARD PICOU ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 987,838 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

05H Oil, Gas and Mineral Lease dated September 16, 1996 between GLYNN P. PICOU, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 987,839 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

05I Oil, Gas and Mineral Lease dated September 16, 1996 between LUCY P. PORCHE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 987,840 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

05J Oil, Gas and Mineral Lease dated September 16, 1996 between KAREN P. PREJEAN, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 987,841 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

05K Oil, Gas and Mineral Lease dated September 24, 1996 between JOYCE LAPEYROUSE, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,432 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

05L Oil, Gas and Mineral Lease dated September 24, 1996 between CONNELY and YVONNE DUPLANTIS, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,433 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

05M Oil, Gas and Mineral Lease dated September 12, 1996 between CATHERINE MAHLER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,434 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

05N Oil, Gas and Mineral Lease dated September 16, 1996 between EASTON J. PICOU, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,644 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

06 Oil, Gas and Mineral Lease dated July 27, 1995 between LILLIAN G. HAYHEM, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,144 of the Conveyance Records of Terrebonne Parish, covering 9.0 acres, more or less, in Section 68, Township 20 South, Range 18 East, Terrebonne Parish.

07A Oil, Gas and Mineral Lease dated August 10, 1995 between ROY L. ADAMS ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,145 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

07B Oil, Gas and Mineral Lease dated July 18, 1996 between LUTHER HORACE KELLY, JR., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,067 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

07C Oil, Gas and Mineral Lease dated September 9, 1996 between MILDRED C. THOMPSON, as Lessor, and Pelican 3 Corporation, as Lessee, recorded in Book 1529 under Original Entry No. 985,891 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

07D Oil, Gas and Mineral Lease dated July 18, 1996 between LEONTINA KELLY GALLAGHER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,892 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

07E Oil, Gas and Mineral Lease dated September 9, 1996 between TROY THOMPSON, as Lessor, and Pelican 3 Corporation, as Lessee, recorded in Book 1529 under Original Entry No. 985,893 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

08 Oil, Gas and Mineral Lease dated March 27, 1995 between LAPEYROUSE SEAFOOD, BAR, AND GROCERY, INC., as Lessor, and Laurent Oil & Gas, Inc., as Lessee, recorded in Book 1455 under Original Entry No. 952,889 of the Conveyance Records of Terrebonne Parish, covering
         116.25 acres, more or less, in Sections 71, 72 and 73, Township 20 South, Range 18 East, Terrebonne Parish, as amended by Amendment to Oil, Gas and Mineral Lease dated July 27, 1995, recorded in Book 1473 under Original Entry No. 960,955 and Second Amendment to Oil, Gas and Mineral Lease dated August 16, 1996, recorded in Book 1523 under Original Entry No. 983,183 of the Conveyance Records of Terrebonne Parish.

09 Oil, Gas and Mineral Lease dated March 27, 1995 between THE ROBINSON CANAL LAND COMPANY, LTD., as Lessor, and Laurent Oil & Gas, Inc., as Lessee, recorded in Book 1455 under Original Entry No. 952,888 of the Conveyance Records of Terrebonne Parish, covering 310.0 acres, more or less, in Sections 71, 72, 73 and 74, Township 20 South, Range 18 East, Terrebonne Parish, as amended by Amendment to Oil, Gas and Mineral Lease dated July 27, 1995, recorded in Book 1473 under Original Entry No. 960,956 and Second Amendment to Oil, Gas and Mineral Lease dated August 16, 1996, recorded in Book 1523 under Original Entry No. 983,188 of the Conveyance Records of Terrebonne Parish.

10 Lease for Oil, Gas and Other Liquid or Gaseous Minerals dated January 16, 1996 between THE STATE OF LOUISIANA, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Entry No. 976,146 of the Conveyance Records of Plaquemines Parish, covering 220.0 acres, more or less, being a portion of State Tract No. 28803, and designated as State Lease No. 15192.

11       Oil and Gas Lease dated December 14, 1995 between THE
         LOUISIANA LAND AND EXPLORATION COMPANY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, a Declaration of which is recorded in Book 1509 under Original Entry No. 976,176 of the Conveyance Records of Terrebonne Parish, covering 568.88 acres, more or less, in Sections 46, 47, 48 and 119, Township 20 South, Range 18 East, Terrebonne Parish.

12       Oil and Gas Lease dated March 26, 1996 between THE LOUISIANA
         LAND AND EXPLORATION COMPANY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, a Declaration of which is recorded in Book 1509 under Original Entry No. 976,177 of the Conveyance Records of Terrebonne Parish, covering 662.03 acres, more or less, in Section 118, Township 20 South, Range 18 East, Terrebonne Parish.

15 Lease for Oil, Gas and Other Liquid or Gaseous Minerals dated November 13, 1995 between THE STATE OF LOUISIANA, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Entry No. 976,180 of the Conveyance Records of

         Plaquemines Parish, covering 280.0 acres, more or less, being a portion of State Tract No. 28578, and designated as State Lease No. 15120.

17 Oil, Gas and Mineral Lease dated February 15, 1996 between ROBERT B. ROBICHEAUX ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,147 of the Conveyance Records of Terrebonne Parish, covering .29 acres, more or less, in Section 76, Township 20 South, Range 18 East, Terrebonne Parish.

18A Oil, Gas and Mineral Lease dated September 21, 1995 between EROUS ESCHETE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,148 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18B Oil, Gas and Mineral Lease dated October 17, 1995 between NOVEL J. DUPLANTIS, JR., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,149 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18C Oil, Gas and Mineral Lease dated October 17, 1995 between RAY J. CHAISSON, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,150 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18D Oil, Gas and Mineral Lease dated October 15, 1995 between ELSIE ESCHETE PICOU, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,151 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18E Oil, Gas and Mineral Lease dated September 21, 1995 between WALTER J. ESCHETE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,152 of the Conveyance Records of Terrebonne Parish, covering 38.8 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18F Oil, Gas and Mineral Lease dated October 18, 1995 between DELTA ESCHETE LeBOEUF, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,153 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18G Oil, Gas and Mineral Lease dated October 20, 1995 between ALLEN JOSEPH MARIE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,154 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18H Oil, Gas and Mineral Lease dated October 18, 1995 between WARREN J. ESCHETE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,155 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18I Oil, Gas and Mineral Lease dated September 21, 1995 between VERNON C. ESCHETE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,156 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18J Oil, Gas and Mineral Lease dated October 17, 1995 between CONSTANCE E. FALGOUT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,157 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18K Oil, Gas and Mineral Lease dated October 18, 1995 between DIANA L. ESCHETE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,158 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18L Oil, Gas and Mineral Lease dated November 7, 1995 between JOYCE M. THERIOT ROBICHAUX, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,159 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18N Oil, Gas and Mineral Lease dated November 13, 1995 between EVELYN GRACE ELIZABETH MARIE DOMANGUE ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,160 of the Conveyance Records of Terrebonne Parish, covering
         38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18O Oil, Gas and Mineral Lease dated November 14, 1995 between CECIL P. ESCHETE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,161 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18P Oil, Gas and Mineral Lease dated November 7, 1995 between BONNIE CUNEO HUSKY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,162 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18R Oil, Gas and Mineral Lease dated November 16, 1995 between EDITH DUPLANTIS ESCHETE ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,163 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18S Oil, Gas and Mineral Lease dated November 7, 1995 between WILSON A. CUNEO, JR. ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,164 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18T Oil, Gas and Mineral Lease dated November 16, 1995 between RONALD PATRICK ESCHETE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under

         Original Entry No. 976,165 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18U Oil, Gas and Mineral Lease dated April 12, 1996 between CARROLL A. ESCHETE ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1512 under Original Entry No. 977,339 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18V Oil, Gas and Mineral Lease dated September 16, 1996 between JULIA ESCHETE DANTON, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,208 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18W Oil, Gas and Mineral Lease dated October 4, 1996 between BETTY R. SAVOIE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,209 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18X Oil, Gas and Mineral Lease dated September 16, 1996 between MICHAEL ESCHETE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,210 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18Y Oil, Gas and Mineral Lease dated September 16, 1996 between KRIS ESCHETE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,211 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18Z Oil, Gas and Mineral Lease dated September 16, 1996 between THOMAS ESCHETE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,212 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18AA Oil, Gas and Mineral Lease dated September 16, 1996 between KENDRA ESCHETE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,213 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

18BB Oil, Gas and Mineral Lease dated October 4, 1996 between BRENDA SAVOIE LYLE, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,214 of the Conveyance Records of Terrebonne Parish, covering 38.0 acres, more or less, in Section 105, Township 20 South, Range 18 East, Terrebonne Parish.

19 Oil, Gas and Mineral Lease dated February 15, 1996 between HORACE SEVIN ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,166 of the Conveyance Records of Terrebonne Parish, covering 3.55 acres, more or less, in Sections 75 and 76, Township 20 South, Range 18 East, Terrebonne Parish.

20 Oil, Gas and Mineral Lease dated March 28, 1996 between MILDRED ROBICHAUX PELLEGRIN ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,167 of the Conveyance Records of Terrebonne Parish, covering 33.0 acres, more or less, in Section 43, Township 20 South, Range 18 East, Terrebonne Parish.

21A Oil, Gas and Mineral Lease dated April 12, 1996 between ANDRE MILLET RICHOUX, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1511 under Original Entry No. 977,087 of the Conveyance Records of Terrebonne Parish, covering 173.0 acres, more or less, in Sections 43 & 44, Township 20 South, Range 18 East, Terrebonne Parish.

21B Oil, Gas and Mineral Lease dated April 12, 1996 between ELIZABETH C. AUTHEMENT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1516 under Original Entry No. 979,954 of the Conveyance Records of Terrebonne Parish, covering 173.0 acres, more or less, in Sections 43 & 44, Township 20 South, Range 18 East, Terrebonne Parish.

22 Oil, Gas and Mineral Lease dated September 21, 1995 between BLANCHE LeCOMPTE KIRCHOFF, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,168 of the Conveyance Records of Terrebonne Parish, covering 53.0 acres, more or less, in Sections 10, 63, 75, 103 and 106, Township 20 South, Range 18 East, Terrebonne Parish.

23A Oil, Gas and Mineral Lease dated May 13, 1996 between H. C. WURZLOW ET AL, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1511 under Original Entry No. 977,086 of the Conveyance Records of Terrebonne Parish, covering 480.0 acres, more or less, in Sections 79, 80, 81 and 84, Township 20 South, Range 18 East, Terrebonne Parish.

23B Oil, Gas and Mineral Lease dated May 13, 1996 between JEANNIE W. DOMINGUE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1511 under Original Entry No. 977,085 of the Conveyance Records of Terrebonne Parish, covering 480.0 acres, more or less, in Sections 79, 80, 81 and 84, Township 20 South, Range 18 East, Terrebonne Parish.

24 Oil, Gas and Mineral Lease dated May 8, 1996 between EUGENE P. FORET ET UX, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1511 under Original Entry No. 977,084 of the Conveyance Records of Terrebonne Parish, covering 3.18 acres, more or less, in Section 76, Township 20 South, Range 18 East, Terrebonne Parish.

25A Oil, Gas and Mineral Lease dated October 11, 1995 between EUGENE A. THERIOT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,169 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25BBB Oil, Gas and Mineral Lease dated September 19, 1996 between ROLAND AUTHEMENT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,894 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25CCC Oil, Gas and Mineral Lease dated September 25, 1996 between BEULAH A. CRAPPELL, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,895 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25DDD Oil, Gas and Mineral Lease dated September 19, 1996 between FRANCIS C. EXPOSITO, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,896 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25EEE Oil, Gas and Mineral Lease dated September 18, 1996 between JAMES J. BOUDREAUX, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,897 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25FFF Oil, Gas and Mineral Lease dated September 19, 1996 between FANNIE B. AUTHEMENT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,898 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25GGG Oil, Gas and Mineral Lease dated September 17, 1996 between DORIS B. CHAUVIN, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,899 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25HHH Oil, Gas and Mineral Lease dated September 17, 1996 between BONNIE B. BLANCHARD, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,900 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25III Oil, Gas and Mineral Lease dated September 16, 1996 between DELLA B. LANDRY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,901 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25JJJ Oil, Gas and Mineral Lease dated September 17, 1996 between KAREN A. NAQUIN-DUSENBERRY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,902 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25KKK Oil, Gas and Mineral Lease dated September 13, 1996 between ARTHUR A. ESCHETE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,903 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25LLL Oil, Gas and Mineral Lease dated September 11, 19996 between GORDON STARLING, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,904 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25MMM Oil, Gas and Mineral Lease dated September 11, 1996 between MADELINE A. PINEDA ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under

         Original Entry No. 985,905 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25NNN Oil, Gas and Mineral Lease dated September 11, 1996 between TERRY LEE STARLING FERNANDEZ ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,906 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25OOO Oil, Gas and Mineral Lease dated September 9, 1996 between ZOLA BREAUX JARRETT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,907 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25PPP Oil, Gas and Mineral Lease dated September 9, 1996 between KENNETH J. BREAUX, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,908 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25QQQ Oil, Gas and Mineral Lease dated September 9, 1996 between JOHN KEANE DALTON, JR., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,909 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25RRR Oil, Gas and Mineral Lease dated October 31, 1996 between CLAUDE R. MONCRIEF, SR., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,172 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25SSS Oil, Gas and Mineral Lease dated October 30, 1996 between TERRY P. AUTHEMENT, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,173 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25TTT Oil, Gas and Mineral Lease dated October 24, 1996 between LOTTIE A. BLANCHARD, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,174 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25UUU Oil, Gas and Mineral Lease dated October 24, 1996 between BRIAN J. DEFELICE, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,175 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25VVV Oil, Gas and Mineral Lease dated October 28, 1996 between ROY J. PICOU, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,176 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25WWW Oil, Gas and Mineral Lease dated October 21, 1996 between JEFFREY J. AUTHEMENT, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,177 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25XXX Oil, Gas and Mineral Lease dated October 21, 1996 between RONALD A. GARRIBOTTE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,178 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25YYY Oil, Gas and Mineral Lease dated October 11, 1996 between PATSY B. HEBERT, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,179 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25ZZZ Oil, Gas and Mineral Lease dated October 8, 1996 between CHRISTOPHER C. LAPEYROUSE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,180 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25AAAA Oil, Gas and Mineral Lease dated September 25, 1996 between CHARLES P. TERREBONNE, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,181 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25BBBB Oil, Gas and Mineral Lease dated October 11, 1996 between MADELINE B. KELLY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,182 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25CCCC Oil, Gas and Mineral Lease dated October 11, 1996 between JOYCE A. COUCH, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,183 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25DDDD Oil, Gas and Mineral Lease dated October 31, 1996 between FERREOL F. MONCRIEF, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,184 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25EEEE   Oil, Gas and Mineral Lease dated October 31, 1996 between DR. CHARLES
         E. CORLEY, III, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,185 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25FFFF Oil, Gas and Mineral Lease dated October 24, 1996 between LAUREN D. DEDEAUX, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,186 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25GGGG Oil, Gas and Mineral Lease dated October 3, 1996 between CRAIG P. AUTHEMENT, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,187 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25HHHH Oil, Gas and Mineral Lease dated September 16, 1996 between MAGGIE B. MELANCON, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,188 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25IIII Oil, Gas and Mineral Lease dated October 8, 1996 between CECIL P. ESCHETE, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,189 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25JJJJ Oil, Gas and Mineral Lease dated September 13, 1996 between NORA SAVIN ESCHETE, USUFRUCTUARY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,190 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25KKKK Oil, Gas and Mineral Lease dated October 8, 1996 between MELVIN AUTHEMENT, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,191 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25LLLL Oil, Gas and Mineral Lease dated October 8, 1996 between YVONNE A. PLAISANCE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,192 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25MMMM Oil, Gas and Mineral Lease dated October 8, 1996 between BOBBIE LEE ESCHETE BELANGER, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,193 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25NNNN Oil, Gas and Mineral Lease dated October 8, 1996 between RAYMOND J. REDMOND, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,194 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25OOOO   Oil, Gas and Mineral Lease dated October 15, 1996 between
         BESSIE A. CUNNINGHAM, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,19 5 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Rarish.

25PPPP Oil, Gas and Mineral Lease dated September 25, 1996 between MARILYN E. SONNIER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,196 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25QQQQ Oil, Gas and Mineral Lease dated September 25, 1996 between NELL HERMINE EGLE BROWN, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,197 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25RRRR Oil, Gas and Mineral Lease dated September 20, 1996 between MARILYN T. WOLCOTT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,198 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25SSSS Oil, Gas and Mineral Lease dated September 20, 1996 between ANTHONY JOSEPH EXPOSITO, ET AL, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 988,199 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25TTTT Oil, Gas and Mineral Lease dated September 20, 1996 between EUGENE A. DALTON, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,645 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25UUUU   Oil, Gas and Mineral Lease dated September 20, 1996 between CATHERINE
         G. DALTON, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,646 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25VVVV Oil, Gas and Mineral Lease dated September 20, 1996 between DAVID L. DALTON, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,647 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25WWWW Oil, Gas and Mineral Lease dated October 31, 1996 between MELVIN A. PICOU, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,648 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25XXXX Oil, Gas and Mineral Lease dated September 20, 1996 between NELL E. CORLEY OLSEN, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry

         No. 989,649 of the Conveyance Records of Terrebonne Parish, covering
         36.0 acres, more or less, in Section 106, Township 20 South,
         Range 18 East, Terrebonne Parish.

25YYYY Oil, Gas and Mineral Lease dated October 3, 1996 between MARCELIAN F. GAUTREAUX, III, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,650 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

25ZZZZ Oil, Gas and Mineral Lease dated October 3, 1996 between ANDREE GAUTREAUX, et al, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1545 under Original Entry No. 992,724 of the Conveyance Records of Terrebonne Parish, covering 36.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

26A Oil, Gas and Mineral Lease dated December 5, 1995 between A. M. DUPONT CORPORATION, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,170 of the Conveyance Records of Terrebonne Parish, covering 61.2 acres, more or less, in Sections 9, 10, 13, 17, 18, 63 and 106, Township 20 South, Range 18 East, Terrebonne Parish.

28 Oil and Gas Lease dated March 25, 1996 between THE LOUISIANA LAND AND EXPLORATION COMPANY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, a Declaration of which is recorded in Book 1509 under Original Entry No. 976,175 of the Conveyance Records of Terrebonne Parish, covering 131.49 acres, more or less, in Sections 40 and 41, Township 20 South, Range 18 East, Terrebonne Parish.

29 Oil and Gas Lease dated October 6, 1995 between THE LOUISIANA LAND AND EXPLORATION COMPANY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, a Declaration of which is recorded in Book 1509 under Original Entry No. 976,174 of the Conveyance Records of Terrebonne Parish, covering 136.68 acres, more or less, in Sections 16, 68, 69 and 74, Township 20 South, Range 18 East, Terrebonne Parish.

30A Oil, Gas and Mineral Lease dated May 16, 1996 between EROUS ESCHETE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1515 under Original Entry No. 979,084 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30B Oil, Gas and Mineral Lease dated May 28, 1996 between CARROLL A. ESCHETE ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1512 under Original Entry No. 977,340 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30C Oil, Gas and Mineral Lease dated May 28, 1996 between WALTERINE H. BELLANGER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1512 under Original Entry No. 977,341 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30D Oil, Gas and Mineral Lease dated May 28, 1996 between SHERRON WIMPRINE ATZENHOFFER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1512 under Original Entry No. 977,342 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30E Oil, Gas and Mineral Lease dated May 29, 1996 between GARY JOSEPH LeBOEUF, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1512 under Original Entry No. 977,343 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30F Oil, Gas and Mineral Lease dated May 29, 1996 between RAY J. CHASSION, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1512 under Original Entry No. 977,344 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30G Oil, Gas and Mineral Lease dated May 28, 1996 between JOYCE M. THERIOT ROBICHAUX, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1512 under Original Entry No. 977,345 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30H Oil, Gas and Mineral Lease dated May 28, 1996 between RONALD D. WIMPRINE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1515 under Original Entry No. 979,083 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30I Oil, Gas and Mineral Lease dated June 7, 1996 between VERNON C. ESCHETE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1515 under Original Entry No. 979,082 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30J Oil, Gas and Mineral Lease dated May 31, 1996 between WARREN J. ESCHETE ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1515 under Original Entry No. 979,081 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30K Oil, Gas and Mineral Lease dated June 7, 1996 between ELSIE ESCHETE PICOU ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1517 under Original Entry No. 980,428 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30L Oil, Gas and Mineral Lease dated August 6, 1996 between ROSELYN HEBERT RUSH, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,068 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30M Oil, Gas and Mineral Lease dated August 6, 1996 between SHAWN MICHELE HEBERT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,069 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30N Oil, Gas and Mineral Lease dated August 6, 1996 between CAROL HEBERT HEYLIGER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,070 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30O Oil, Gas and Mineral Lease dated June 24, 1996 between BONNIE CUNEO HUSKEY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,071 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30P Oil, Gas and Mineral Lease dated September 25, 1996 between MARIE SAVOIE FAZZIO, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,910 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30Q Oil, Gas and Mineral Lease dated September 25, 1996 between PAUL J. THERIOT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,911 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30R Oil, Gas and Mineral Lease dated September 13, 1996 between JUDITH ESCHETE CARLOS, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,912 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30S Oil, Gas and Mineral Lease dated June 24, 1996 between ROSALIE ESCHETE ZAUGG, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,913 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30T Oil, Gas and Mineral Lease dated September 10, 1996 between WILSON A. CUNEO, JR., ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,914 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30U Oil, Gas and Mineral Lease dated September 15, 1996 between A. ST. MARTIN CO., LTD., as Lessor, and Polaris Exploration Corporation, as Lessee, recorded in Book 1529 under Original Entry No. 985,915 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30V Oil, Gas and Mineral Lease dated October 28, 1996 between ELCEDIE MARIE LeBLANC, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,200 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30W Oil, Gas and Mineral Lease dated October 28, 1996 between WALTER J. ESCHETE, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,201 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30X Oil, Gas and Mineral Lease dated September 25, 1996 between DONALD P. ESCHETE, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,202 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30Y Oil, Gas and Mineral Lease dated October 28, 1996 between JUDITH N. CHARRIER, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,203 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30Z Oil, Gas and Mineral Lease dated October 23, 1996 between BRENDA LYLE, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,204 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30AA Oil, Gas and Mineral Lease dated October 9, 1996 between BETTY R. SAVOIE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,205 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30BB Oil, Gas and Mineral Lease dated September 25 ,1996 between ALMA LeBOEUF THERIOT, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,206 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30CC Oil, Gas and Mineral Lease dated September 25, 1996 between GARY J. LeBOEUF, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,207 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

30DD Oil, Gas and Mineral Lease dated October 28, 1996 between ALLEN J. MARIE, et al, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1545 under Original Entry No. 992,725 of the Conveyance Records of Terrebonne Parish, covering 34.88 acres, more or less, in Section 67, Township 20 South, Range 18 East, Terrebonne Parish.

31A Oil, Gas and Mineral Lease dated August 16, 1995 between SAMUEL S. WALLACE TRUST, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,171 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

31B Oil, Gas and Mineral Lease dated October 4, 1996 between GENEVIEVE M. WATHEN, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,420 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

31C Oil, Gas and Mineral Lease dated October 15, 1996 between JOSEPH G. DUPLANTIS, JR., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under

         Original Entry No. 985,760 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

31D Oil, Gas and Mineral Lease dated October 4, 1996 between HENRY J. MARMANDE, JR., ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,421 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

31E Oil, Gas and Mineral Lease dated September 26, 1996 between MARVIN V. MARMANDE, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,422 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

31F Oil, Gas and Mineral Lease dated October 4, 1996 between ALBERT JAMES McCOMISKEY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,423 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

31G Oil, Gas and Mineral Lease dated October 4, 1996 between KERNEY MAHLER, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,424 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

31H Geophysical Option and Oil, Gas and Mineral Lease dated October 4, 1996 between EMILE S. MARMANDE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1545 under Original Entry No. 992,726 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

32 Oil, Gas and Mineral Lease dated October 20, 1995 between PELICAN LAKE COMPANY, INC., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Original Entry No. 976,172 of the Conveyance Records of Terrebonne Parish, covering 153.61 acres, more or less, in Sections 39, 40 and 42, Township 20 South, Range 18 East, Terrebonne Parish.

33A Oil, Gas and Mineral Lease dated May 16, 1996 between EROUS L. ESCHETE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1515 under Original Entry No. 979,080 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33B Oil, Gas and Mineral Lease dated May 28, 1996 between CARROLL A. ESCHETE, ET AL, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1512 under Original Entry No. 977,346 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33C Oil, Gas and Mineral Lease dated May 28, 1996 between WALTERINE H. BELLANGER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1512 under Original Entry No. 977,347 of the Conveyance Records of

         Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33D Oil, Gas and Mineral Lease dated May 28, 1996 between SHERRON WIMPRINE ATZENHOFFER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1512 under Original Entry No. 977,348 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33E Oil, Gas and Mineral Lease dated May 29, 1996 between GARY JOSEPH LeBOEUF, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1512 under Original Entry No. 977,349 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33F Oil, Gas and Mineral Lease dated May 29, 1996 between RAY J. CHASSION, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1512 under Original Entry No. 977,350 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33G Oil, Gas and Mineral Lease dated May 28, 1996 between JOYCE M. THERIOT ROBICHAUX, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1512 under Original Entry No. 977,351 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33H Oil, Gas and Mineral Lease dated May 31, 1996 between WARREN H. ESCHETE ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1515 under Original Entry No. 979,079 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33I Oil, Gas and Mineral Lease dated June 7, 1996 between VERNON C. ESCHETE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1515 under Original Entry No. 979,078 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33J Oil, Gas and Mineral Lease dated May 28, 1996 between RONALD D. WIMPRINE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1515 under Original Entry No. 979,077 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33K Oil, Gas and Mineral Lease dated June 7, 1996 between ELSIE ESCHETE PICOU ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1517 under Original Entry No. 980,427 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33L Oil, Gas and Mineral Lease dated August 8, 1996 between ROSELYN HEBERT RUSH, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,072 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33M Oil, Gas and Mineral Lease dated August 6, 1996 between SHAWN MICHELE HEBERT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No.

         982,073 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33N Oil, Gas and Mineral Lease dated June 24, 1996 between BONNIE CUNEO HUSKEY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,074 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33O Oil, Gas and Mineral Lease dated August 6, 1996 between CAROL HERBERT HEYLIGER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,075 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33P Oil, Gas and Mineral Lease dated September 25, 1996 between MARIE SAVOIE FAZZIO, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,916 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33Q Oil, Gas and Mineral Lease dated September 25, 1996 between PAUL J. THERIOT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,917 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33R Oil, Gas and Mineral Lease dated September 13, 1996 between JUDITH ESCHETE CARLOS, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,918 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33S Oil, Gas and Mineral Lease dated June 20, 1996 between ROSALIE ESCHETE ZAUGG, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,919 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33T Oil, Gas and Mineral Lease dated September 10, 1996 between WILSON A. CUNEO, JR., ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,920 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33U Oil, Gas and Mineral Lease dated July 11, 1996 between JEANETTE CLIFT GEORGE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,921 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33V Oil, Gas and Mineral Lease dated October 28, 1996 between ELCEDIE MARIE LeBLANC, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,215 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33W Oil, Gas and Mineral Lease dated October 28, 1996 between WALTER J. ESCHETE, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,216 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33X Oil, Gas and Mineral Lease dated September 25, 1996 between DONALD P. ESCHETE, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,217 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33Y Oil, Gas and Mineral Lease dated September 25, 1996 between GARY J. LeBOEUF, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,218 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33Z Oil, Gas and Mineral Lease dated October 28, 1996 between JUDITH N. CHARRIER, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,219 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33AA Oil, Gas and Mineral Lease dated October 23, 1996 between BRENDA LYLE, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,220 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33BB Oil, Gas and Mineral Lease dated October 9, 1996 between BETTY R. SAVOIE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,221 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33CC Oil, Gas and Mineral Lease dated September 25, 1996 between ALMA LeBOEUF THERIOT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,222 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

33DD Oil, Gas and Mineral Lease dated October 28, 1996 between ALLEN J. MARIE, et al, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1545 under Original Entry No. 992,727 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

34 Lease for Oil, Gas and Other Liquid or Gaseous Minerals dated November 13, 1995 between THE STATE OF LOUISIANA, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1509 under Entry
         No. 976,173 of the Conveyance Records of Plaquemines Parish, covering
         130.0 acres, more or less, being a portion of State Tract No. 28580, and designated as State Lease No. 15121.

35A Oil, Gas and Mineral Lease dated May 20, 1996 between BENNY S. RAZIANO ET UX, as Lessor, and Ken Savage & Associates,

         Inc., as Lessee, recorded in Book 1510 under Original Entry No. 976,782 of the Conveyance Records of Terrebonne Parish, covering 43.42 acres, more or less, in Sections 81 and 82, Township 20 South, Range 18 East, Terrebonne Parish.

36A Oil, Gas and Mineral Lease dated May 13, 1996 between WILLIAM E. BRUMLEY, JR., ET UX, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1510 under Original Entry No. 976,780 of the Conveyance Records of Terrebonne Parish, covering .9535 acres, more or less, in Sections 81 & 82, Township 20 South, Range 18 East, Terrebonne Parish.

37 Oil, Gas and Mineral Lease dated May 13, 1996 between MARGO L. BRUMLEY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1510 under Original Entry No. 976,778 of the Conveyance Records of Terrebonne Parish, covering 43.06 acres, more or less, in Sections 81 & 82, Township 20 South, Range 18 East, Terrebonne Parish.

38 Oil, Gas and Mineral Lease dated May 13, 1996 between WILLTOM, INC., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1510 under Original Entry No. 976,781 of the Conveyance Records of Terrebonne Parish, covering 43.77 acres, more or less, in Sections 81 & 82, Township 20 South, Range 18 East, Terrebonne Parish.

39 Oil, Gas and Mineral Lease dated May 13, 1996 between WILLTOM, INC., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1510 under Original Entry No. 976,779 of the Conveyance Records of Terrebonne Parish, covering .0320 acres, more or less, in Sections 81 and 82, Township 20 South, Range 18 East, Terrebonne Parish.

40 Oil, Gas and Mineral Lease dated May 13, 1996 between THOMAS A. HORN ET UX, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1510 under Original Entry No. 976,783 of the Conveyance Records of Terrebonne Parish, covering .6144 acres, more or less, in Section 82, Township 20 South, Range 18 East, Terrebonne Parish.

41 Oil, Gas and Mineral Lease dated April 30, 1996 between THE ROBINSON CANAL LAND COMPANY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1512 under Original Entry No. 977,542 of the Conveyance Records of Terrebonne Parish, covering 472.0 acres, more or less, in Sections 82, 83, 84, 100 and 101, Township 20 South, Range 18 East, Terrebonne Parish.

44A Oil, Gas and Mineral Lease dated May 9, 1996 between ELTON DARSEY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1512 under Original Entry No. 977,541 of the Conveyance Records of Terrebonne Parish, covering 119.753 acres, more or less, in Section 113, Township 20 South, Range 18 East, Terrebonne Parish.

44B Oil, Gas and Mineral Lease dated May 9, 1996 between ELTON DARSEY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1512 under Original Entry No. 977,540 of the Conveyance Records of Terrebonne Parish, covering 119.753 acres, more or less, in Section 113, Township 20 South, Range 18 East, Terrebonne Parish.

45A Oil, Gas and Mineral Lease dated May 10, 1996 between MARION C. EDSBURG, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1512 under Original Entry No. 977,539 of the Conveyance Records of Terrebonne Parish, covering 81.0 acres, more or less, in Section 85, Township 20 South, Range 18 East, Terrebonne Parish.

46A Oil, Gas and Mineral Lease dated May 18, 1996 between ELTON A. DARSEY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1512 under Original Entry No. 977,538 of the Conveyance Records of Terrebonne Parish, covering 103.12 acres, more or less, in Sections 11 and 12, Township 20 South, Range 18 East, Terrebonne Parish.

46B Oil, Gas and Mineral Lease dated June 5, 1996 between MARY ANN BOOTHE, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1517 under Original Entry No. 979,958 of the Conveyance Records of Terrebonne Parish, covering 103.12 acres, more or less, in Sections 11 and 12, Township 20 South, Range 18 East, Terrebonne Parish.

46C Oil, Gas and Mineral Lease dated June 5, 1996 between HERC DAIGNEAULT ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1516 under Original Entry No. 979,957 of the Conveyance Records of Terrebonne Parish, covering 103.12 acres, more or less, in Sections 11 and 12, Township 20 South, Range 18 East, Terrebonne Parish.

46D Oil, Gas and Mineral Lease dated June 25, 1996 between THERESA TAMBURO, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1517 under Original Entry No. 979,960 of the Conveyance Records of Terrebonne Parish, covering 103.12 acres, more or less, in Sections 11 and 12, Township 20 South, Range 18 East, Terrebonne Parish.

46E Oil, Gas and Mineral Lease dated June 25, 1996 between ALICE SAVRET TAMBURO, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1517 under Original Entry No. 979,961 of the Conveyance Records of Terrebonne Parish, covering 103.12 acres, more or less, in Sections 11 and 12, Township 20 South, Range 18 East, Terrebonne Parish.

46F Oil, Gas and Mineral Lease dated June 25, 1996 between POSEY R. BOWERS, JR., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1517 under Original Entry No. 979,959 of the Conveyance Records of Terrebonne Parish, covering 103.12 acres, more or less, in Sections 11 and 12, Township 20 South, Range 18 East, Terrebonne Parish.

46G Oil, Gas and Mineral Lease dated June 5, 1996 between ROY GUIDRY ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1517 under Original Entry No. 980,415 of the Conveyance Records of Terrebonne Parish, covering 103.12 acres, more or less, in Sections 11 and 12, Township 20 South, Range 18 East, Terrebonne Parish.

46H Oil, Gas and Mineral Lease dated June 25, 1996 between ETTA MARIE LITTLETON, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,076 of the Conveyance Records of Terrebonne Parish, covering 103.12 acres, more or less, in Sections 11 and 12, Township 20 South, Range 18 East, Terrebonne Parish.

46I Oil, Gas and Mineral Lease dated June 5, 1996 between GEORGE A. HOBBS, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,077 of the Conveyance
         Records of Terrebonne Parish, covering 103.12 acres, more or less, in Sections 11 and 12, Township 20 South, Range 18 East, Terrebonne Parish.

46J Oil, Gas and Mineral Lease dated June 5, 1996 between ELIZABETH AUCOIN, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,078 of the Conveyance Records of Terrebonne Parish, covering 103.12 acres, more or less, in Sections 11 and 12, Township 20 South, Range 18 East, Terrebonne Parish.

46K Oil, Gas and Mineral Lease dated June 5, 1996 between RODNEY PISANI, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,079 of the Conveyance Records of Terrebonne Parish, covering 103.12 acres, more or less, in Sections 11 and 12, Township 20 South, Range 18 East, Terrebonne Parish.

46L Oil, Gas and Mineral Lease dated June 5, 1996 between VICTOR PISANI ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,080 of the Conveyance Records of Terrebonne Parish, covering 103.12 acres, more or less, in Sections 11 and 12, Township 20 South, Range 18 East, Terrebonne Parish.

46M Oil, Gas and Mineral Lease dated June 5, 1996 between GREG PISANI ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,923 of the Conveyance Records of Terrebonne Parish, covering 103.12 acres, more or less, in Sections 11 and 12, Township 20 South, Range 18 East, Terrebonne Parish.

46P Oil, Gas and Mineral Lease dated June 5, 1996 between BILLY SASSONI, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,651 of the Conveyance Records of Terrebonne Parish, covering 103.12 acres, more or less, in Sections 11 and 12, Township 20 South, Range 18 East, Terrebonne Parish.

46Q Oil, Gas and Mineral Lease dated June 5, 1996 between DUANE HOBBS, JR., ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,652 of the Conveyance Records of Terrebonne Parish, covering 103.12 acres, more or less, in Sections 11 and 12, Township 20 South, Range 18 East, Terrebonne Parish.

46R Oil, Gas and Mineral Lease dated June 5, 1996 between DONNA JOHNSON, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1545 under Original Entry No. 992,723 of the Conveyance Records of Terrebonne Parish, covering 103.12 acres, more or less, in Sections 11 and 12, Township 20 South, Range 18 East, Terrebonne Parish.

47A Oil, Gas and Mineral Lease dated June 5, 1996 between PELICAN LAKE COMPANY, INC., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1512 under Original Entry No. 977,352 of the Conveyance Records of Terrebonne Parish, covering 190.3 acres, more or less, in Sections 22, 23, 24, 25, 26 and 27, Township 20 South, Range 18 East, Terrebonne Parish.

48A Oil, Gas and Mineral Lease dated May 27, 1996 between LYDIA L. BOUDREAUX ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1512 under Original Entry No. 977,353 of the Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in Section 103, Township 20 South, Range 18 East, Terrebonne Parish.

48B Oil, Gas and Mineral Lease dated May 27, 1996 between DIANE L. ROSALES, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1514 under Original Entry No. 977,359 of the Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in Section 103, Township 20 South, Range 18 East, Terrebonne Parish.

49A Oil, Gas and Mineral Lease dated May 31, 1996 between NESA C. BOURG, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1514 under Original Entry No. 978,632 of the Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in Section 66, Township 20 South, Range 18 East, Terrebonne Parish.

49B Oil, Gas and Mineral Lease dated June 5, 1996 between LLOYD R. CONSTANT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1514 under Original Entry No. 978,633 of the Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in Section 66, Township 20 South, Range 18 East, Terrebonne Parish.

49C Oil, Gas and Mineral Lease dated June 3, 1996 between HENRY J. MARMANDE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1514 under Original Entry No. 978,634 of the Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in Section 66, Township 20 South, Range 18 East, Terrebonne Parish.

49D Oil, Gas and Mineral Lease dated June 5, 1996 between MARJORIE M. FOURNIER ET VIR, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1514 under Original Entry No. 978,635 of the Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in Section 66, Township 20 South, Range 18 East, Terrebonne Parish.

49E Oil, Gas and Mineral Lease dated June 5, 1996 between TODD J. MARMANDE ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1514 under Original Entry No. 978,636 of the Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in Section 66, Township 20 South, Range 18 East, Terrebonne Parish.

49F Oil, Gas and Mineral Lease dated May 31, 1996 between GILBERT J. BOURG, JR., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1514 under Original Entry No. 978,637 of the Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in Section 66, Township 20 South, Range 18 East, Terrebonne Parish.

49G Oil, Gas and Mineral Lease dated June 2, 1996 between MARIE B. MALBROUGH, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1514 under Original Entry No. 978,638 of the Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in Section 66, Township 20 South, Range 18 East, Terrebonne Parish.

49H Oil, Gas and Mineral Lease dated June 1, 1996 between ALICE B. CALLAHAN, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1514 under Original Entry No. 978,639 of the Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in Section 66, Township 20 South, Range 18 East, Terrebonne Parish.

50C Oil, Gas and Mineral Lease dated May 30, 1996 between LORRAINE V. TUMEY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,081 of the Conveyance Records of Terrebonne Parish, covering 75.0 acres, more or less, in Section 25, Township 20 South, Range 18 East, Terrebonne Parish.

51A Oil, Gas and Mineral Lease dated May 28, 1996 between IREY DOMANGUE ET AL, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1514 under Original Entry No. 978,641 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 103, Township 20 South, Range 18 East, Terrebonne Parish.

51B Oil, Gas and Mineral Lease dated May 28, 1996 between ASWELL DOMANGUE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,435 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 103, Township 20 South, Range 18 East, Terrebonne Parish.

51C Oil, Gas and Mineral Lease dated May 28, 1996 between ABBEY DOMANGUE, JR., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,436 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 103, Township 20 South, Range 18 East, Terrebonne Parish.

52A Oil, Gas and Mineral Lease dated June 5, 1996 between ELTON A. DARSEY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1515 under Original Entry No. 979,075 of the Conveyance Records of Terrebonne Parish, covering 14.632 acres, more or less, in Section 65, Township 20 South, Range 18 East, Terrebonne Parish.

54A Oil, Gas and Mineral Lease dated June 11, 1996 between HUEY AUTHEMENT ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1516 under Original Entry No. 979,956 of the Conveyance Records of Terrebonne Parish, covering 26.326 acres, more or less, in Section 65, Township 20 South, Range 18 East, Terrebonne Parish.

56A Oil, Gas and Mineral Lease dated July 1, 1996 between WELLINGTON J. SOLCO, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1516 under Original Entry No. 979,953 of the Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

56B Oil, Gas and Mineral Lease dated June 10, 1996 between JOSEPHINE BEO CONE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,924 of the Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

56C Oil, Gas and Mineral Lease dated September 19, 1996 between ELIZABETH VERONICA BEO, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,437 of the Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

56D Oil, Gas and Mineral Lease dated September 19, 1996 between DON L. STEWART, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,438 of the Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

56E Oil, Gas and Mineral Lease dated September 19, 1996 between JOSEPH G. BEO, JR., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,439 of the Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

56F Oil, Gas and Mineral Lease dated September 19, 1996 between MARY LOUISE BEO, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,440 of the Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

56G Oil, Gas and Mineral Lease dated September 19, 1996 between JOANN STEWART MITCHELL, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,441 of the Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in

         Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

57A Oil, Gas and Mineral Lease dated May 31, 1996 between BONNIE JEAN BOURG, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1517 under Original Entry No. 980,423 of the Conveyance Records of Terrebonne Parish, covering 121.41 acres, more or less, in Sections 66 and 67, Township 20 South, Range 18 East, Terrebonne Parish.

59A Oil, Gas and Mineral Lease dated July 18, 1996 between BONNIE JEAN BOURG, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1518 under Original Entry No. 980,426 of the Conveyance Records of Terrebonne Parish, covering 13.67 acres, more or less, in Section 66, Township 20 South, Range 18 East, Terrebonne Parish.

60A Oil, Gas and Mineral Lease dated May 31, 1996 between ALLEN J. LOTTINGER ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1517 under Original Entry No. 980,416 of the Conveyance Records of Terrebonne Parish, covering 77.49 acres, more or less, in Sections 78, 103 and 106, Township 20 South, Range 18 East, Terrebonne Parish.

60B Oil, Gas and Mineral Lease dated May 31, 1996 between LEE LOTTINGER, JR., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1517 under Original Entry No. 980,417 of the Conveyance Records of Terrebonne Parish, covering 77.49 acres, more or less, in Sections 78, 103 and 106, Township 20 South, Range 18 East, Terrebonne Parish.

61C Oil, Gas and Mineral Lease dated May 30, 1996 between LESLIE M. GAYLORD, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,084 of the Conveyance Records of Terrebonne Parish, covering 67.7 acres, more or less, in Section 77, Township 20 South, Range 18 East, Terrebonne Parish.

61D Oil, Gas and Mineral Lease dated May 30, 1996 between JOSEPH MITCHELL HARVIN, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,085 of the Conveyance Records of Terrebonne Parish, covering 67.7 acres, more or less, in Section 77, Township 20 South, Range 18 East, Terrebonne Parish.

61E Oil, Gas and Mineral Lease dated May 30, 1996 between MARTHA VAN DE MARK JOCHEMS, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,086 of the Conveyance Records of Terrebonne Parish, covering 67.7 acres, more or less, in Section 77, Township 20 South, Range 18 East, Terrebonne Parish.

61F Oil, Gas and Mineral Lease dated May 30, 1996 between BETH VAN DE MARK EMBRY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,087 of the Conveyance Records of Terrebonne Parish, covering 67.7 acres, more or less, in Section 77, Township 20 South, Range 18 East, Terrebonne Parish.

61G Oil, Gas and Mineral Lease dated May 30, 1996 between MARYDELL GAYLORD LATORRA, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,088 of the Conveyance Records of Terrebonne Parish, covering 67.7 acres, more or less, in Section 77, Township 20 South, Range 18 East, Terrebonne Parish.

61H Oil, Gas and Mineral Lease dated May 30, 1996 between STACY GAYLORD WOLFER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,089 of the Conveyance Records of Terrebonne Parish, covering 67.7 acres, more or less, in Section 77, Township 20 South, Range 18 East, Terrebonne Parish.

61I Oil, Gas and Mineral Lease dated May 30, 1996 between STEVEN N. VAN DE MARK, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,090 of the Conveyance Records of Terrebonne Parish, covering 67.7 acres, more or less, in Section 77, Township 20 South, Range 18 East, Terrebonne Parish.

61J Oil, Gas and Mineral Lease dated May 30, 1996 between HARRY TALBOT COOLEY ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,925 of the Conveyance Records of Terrebonne Parish, covering 67.7 acres, more or less, in Section 77, Township 20 South, Range 18 East, Terrebonne Parish.

62A Oil, Gas and Mineral Lease dated May 17, 1996 between WILLIE LOUISE C. WHITNEY ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1517 under Original Entry No. 980,419 of the Conveyance Records of Terrebonne Parish, covering 28.0 acres, more or less, in Section 103, Township 20 South, Range 18 East, Terrebonne Parish.

62B Oil, Gas and Mineral Lease dated May 17, 1996 between KENNETH L. REMBERT, SR. ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1517 under Original Entry No. 980,420 of the Conveyance Records of Terrebonne Parish, covering 28.0 acres, more or less, in Section 103, Township 20 South, Range 18 East, Terrebonne Parish.

62C Oil, Gas and Mineral Lease dated May 17, 1996 between CAROL ANN C. LENOX, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,091 of the Conveyance Records of Terrebonne Parish, covering 28.0 acres, more or less, in Section 103, Township 20 South, Range 18 East, Terrebonne Parish.

62D Oil, Gas and Mineral Lease dated May 17, 1996 between MYRLE C. CLIFTON, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,092 of the Conveyance Records of Terrebonne Parish, covering 28.0 acres, more or less, in Section 103, Township 20 South, Range 18 East, Terrebonne Parish.

62E Oil, Gas and Mineral Lease dated May 17, 1996 between MIRIAM C. McCAIN, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,093 of the Conveyance Records of Terrebonne Parish, covering 28.0 acres, more or less, in Section 103, Township 20 South, Range 18 East, Terrebonne Parish.

62F Oil, Gas and Mineral Lease dated May 17, 1996 between CHARLOTTE C. BEARDEN, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,094 of the Conveyance Records of Terrebonne Parish, covering 28.0 acres, more or less, in Section 103, Township 20 South, Range 18 East, Terrebonne Parish.

62G Oil, Gas and Mineral Lease dated May 17, 1996 between JOBETH R. GLEICHNER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,095 of the Conveyance Records of Terrebonne Parish, covering 28.0 acres, more or less, in Section 103, Township 20 South, Range 18 East, Terrebonne Parish.

62H Oil, Gas and Mineral Lease dated May 17, 1996 between GORDON CHAUVIN ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,096 of the Conveyance Records of Terrebonne Parish, covering 28.0 acres, more or less, in Section 103, Township 20 South, Range 18 East, Terrebonne Parish.

62I Oil, Gas and Mineral Lease dated May 17, 1996 between GUY A. CHAUVIN, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,097 of the Conveyance Records of Terrebonne Parish, covering 28.0 acres, more or less, in Sections 103, Township 20 South, Range 18 East, Terrebonne Parish.

62J Oil, Gas and Mineral Lease dated May 17, 1996 between BRENDA R. BOUNDS, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,098 of the Conveyance Records of Terrebonne Parish, covering 28.0 acres, more or less, in Section 103, Township 20 South, Range 18 East, Terrebonne Parish.

64A Oil, Gas and Mineral Lease dated May 13, 1996 between EARLINE L. WHITNEY ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,099 of the Conveyance Records of Terrebonne Parish, covering 230.0 acres, more or less, in Sections 102 and 103, Township 20 South, Range 18 East, Terrebonne Parish.

65A Oil, Gas and Mineral Lease dated August 5, 1996 between MARIE W. CULLI ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,100 of the Conveyance Records of Terrebonne Parish, covering 16.0 acres, more or less, in Section 18, Township 20 South, Range 18 East,
         Terrebonne Parish.

65K Oil, Gas and Mineral Lease dated September 6, 1996 between J. C. DUPONT, INC., as Lessor, and Pelican 3. Corporation, as Lessee, recorded in Book 1529 under Original Entry No. 985,926 of the Conveyance Records of Terrebonne Parish, covering 16.0 acres, more or less, in Section 18, Township 20 South, Range 18 East, Terrebonne Parish.

65M Oil, Gas and Mineral Lease dated September 28, 1996 between GENE PAUL COOPER, JR., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,442 of the Conveyance Records of Terrebonne Parish, covering 6.61 acres, more or less, in Section 18, Township 20 South, Range 18 East, Terrebonne Parish.

65N Oil, Gas and Mineral Lease dated September 28, 1996 between ELEANOR HOLCOMBE ROY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,443 of the Conveyance Records of Terrebonne Parish, covering 6.61 acres, more or less, in Section 18, Township 20 South, Range 18 East, Terrebonne Parish.

65O Oil, Gas and Mineral Lease dated September 28, 1996 between FRANCES H. FRENCH, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,444 of the Conveyance Records of Terrebonne Parish, covering 6.61 acres, more or less, in Section 18, Township 20 South, Range 18 East, Terrebonne Parish.

65P      Oil, Gas and Mineral Lease dated September 28, 1996 between PAULA MARIE
         C. BOUDREAUX, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,445 of the Conveyance Records of Terrebonne Parish, covering 6.61 acres, more or less, in Section 18, Township 20 South, Range 18 East, Terrebonne Parish.

65Q Oil, Gas and Mineral Lease dated September 28, 1996 between MICHAEL E. COOPER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1535 under Original Entry No. 988,446 of the Conveyance Records of Terrebonne Parish, covering 6.61 acres, more or less, in Section 18, Township 20 South, Range 18 East, Terrebonne Parish.

65R Oil, Gas and Mineral Lease dated September 3, 1996 between JEANNIE W. DOMINGUE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 987,843 of the Conveyance Records of Terrebonne Parish, covering 15.0 acres, more or less, in Section 18, Township 20 South, Range 18 East, Terrebonne Parish.

65S Oil, Gas and Mineral Lease dated September 3, 1996 between KERMIT WURZLOW, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,653 of the Conveyance Records of Terrebonne Parish, covering 15.0 acres, more or less, in Section 18, Township 20 South, Range 18 East, Terrebonne Parish.

66A Oil, Gas and Mineral Lease dated August 5, 1996 between MARIE W. CULLI ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521, under Original Entry No. 982,101 of the Conveyance Records of Terrebonne Parish, covering 10.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

66B Oil, Gas and Mineral Lease dated September 6, 1996, between J. C. DUPONT, INC., as Lessor, and Pelican 3 Corporation, as Lessee, recorded in Book 1529 under Original Entry No. 985,927 of the Conveyance Records of Terrebonne Parish, covering 15.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

66D Oil, Gas and Mineral Lease dated September 3, 1996 between KERMIT WURZLOW ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 987,842 of the Conveyance Records of Terrebonne Parish, covering 15.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

66E Oil, Gas and Mineral Lease dated September 3, 1996 between JEANNIE W. DOMINGUE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,654 of the Conveyance Records of Terrebonne Parish, covering 15.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

67A Oil, Gas and Mineral Lease dated August 5, 1996 between MARIE W. CULLI ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,102 of the Conveyance Records of Terrebonne Parish, covering 60.0 acres, more or less, in Section 65, Township 20 South, Range 18 East, Terrebonne Parish.

68A Oil, Gas and Mineral Lease dated August 5, 1996 between MARIE W. CULLI ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,103 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 75, Township 20 South, Range 18 East, Terrebonne Parish.

69A Oil, Gas and Mineral Lease dated August 5, 1996 between MARIE W. CULLI ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,104 of the Conveyance Records of Terrebonne Parish, covering 10.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

69C Oil, Gas and Mineral Lease dated September 3, 1996 between KERMIT WURZLOW, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,655 of the Conveyance Records of Terrebonne Parish, covering 10.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

69D Oil, Gas and Mineral Lease dated September 3, 1996 between JEANNIE W. DOMINGUE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,656 of the Conveyance Records of Terrebonne Parish, covering 10.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

70U Oil, Gas and Mineral Lease dated September 11, 1996 between PATRICIA M. COZZI, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,833 of the Conveyance Records of Terrebonne Parish, covering 23.76 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

70V Oil, Gas and Mineral Lease dated September 18, 1996 between MORGAN FAMILY PARTNERSHIP, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,834 of the Conveyance Records of Terrebonne Parish, covering 23.76 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

70W Oil, Gas and Mineral Lease dated September 6, 1996 between ELEANOR HOLCOMBE ROY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,835 of the Conveyance Records of Terrebonne Parish, covering 23.76 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

70X Oil, Gas and Mineral Lease dated September 13, 1996 between CLAUDIA DANSEREAU BRAUD, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,836 of the Conveyance Records of Terrebonne Parish, covering 23.76 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

70Y Oil, Gas and Mineral Lease dated September 27, 1996 between DENISE DICHARRY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,837 of the Conveyance Records of Terrebonne Parish, covering 23.76 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

70Z Oil, Gas and Mineral Lease dated September 13, 1996 between BLANCHE DANSEREAU KADAIR, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,838 of the Conveyance Records of Terrebonne Parish, covering 23.76 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

70AA Oil, Gas and Mineral Lease dated October 8, 1996 between MICHAEL E. COOPER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,839 of the Conveyance Records of Terrebonne Parish, covering 23.76 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

70BB Oil, Gas and Mineral Lease dated September 16, 1996 between ARTHUR MATULA, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,840 of the Conveyance Records of Terrebonne Parish, covering 23.76 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

70CC Oil, Gas and Mineral Lease dated September 26, 1996 between RICHARD L. DUPONT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,841 of the Conveyance Records of Terrebonne Parish, covering 23.76 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

70DD Oil, Gas and Mineral Lease dated September 26, 1996 between MICHAEL G. DUPONT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,842 of the Conveyance Records of Terrebonne Parish, covering 23.76 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

70EE     Oil, Gas and Mineral Lease dated September 27, 1996 between DR. JULES
         S. DUPONT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,843 of the Conveyance Records of Terrebonne Parish, covering 23.76 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

70FF Oil, Gas and Mineral Lease dated September 26, 1996 between JEROME B. DUPONT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,844 of the Conveyance Records of Terrebonne Parish, covering 23.76 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

70GG Oil, Gas and Mineral Lease dated September 26, 1996 between DONALD E. DUPONT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,845 of the Conveyance Records of Terrebonne Parish, covering 23.76 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

70HH Oil, Gas and Mineral Lease dated September 27, 1996 between CHRISTOPHER DICHARRY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,846 of the Conveyance Records of Terrebonne Parish, covering 23.76 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

70II Oil, Gas and Mineral Lease dated October 3, 1996 between JEANNE D. COUCH, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,847 of the Conveyance Records of Terrebonne Parish, covering 23.76 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

70JJ Oil, Gas and Mineral Lease dated September 9, 1996 between EMILY McNEILL MARR, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,657 of the Conveyance Records of Terrebonne Parish, covering 23.76 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

70KK Oil, Gas and Mineral Lease dated October 8, 1996 between PAULA MARIE TURNER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,658 of the Conveyance Records of Terrebonne Parish, covering 23.76 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

70LL Oil, Gas and Mineral Lease dated October 8, 1996 between THOMAS P. COOPER, as Lessor, and Ken Savage & Associates,

         Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,659 of the Conveyance Records of Terrebonne Parish, covering 23.76 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

70MM Oil, Gas and Mineral Lease dated October 8, 1996 between PAMELA JEAN COOPER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,660 of the Conveyance Records of Terrebonne Parish, covering 23.76 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

70NN Oil, Gas and Mineral Lease dated September 6, 1996 between FRANCES HOLCOMBE FRENCH, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,661 of the Conveyance Records of Terrebonne Parish, covering 23.76 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

70OO Oil, Gas and Mineral Lease dated September 3, 1996 between KERMIT WURZLOW, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,662 of the Conveyance Records of Terrebonne Parish, covering 23.76 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

70PP Oil, Gas and Mineral Lease dated September 3, 1996 between JEANNIE W. DOMINGUE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,663 of the Conveyance Records of Terrebonne Parish, covering 23.76 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

71A Oil, Gas and Mineral Lease dated September 4, 1996 between WILLIAN CONOVER II, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,928 of the Conveyance Records of Terrebonne Parish, covering 40.0 acres, more or less, in Sections 70 and 71, Township 20 South, Range 18 East, Terrebonne Parish.

71B Oil, Gas and Mineral Lease dated September 4, 1996 between LEILA F. FRAZIER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,664 of the Conveyance Records of Terrebonne Parish, covering 40.0 acres, more or less, in Sections 70 and 71, Township 20 South, Range 18 East, Terrebonne Parish.

71C Oil, Gas and Mineral Lease dated September 4, 1996 between ELIZABETH CONOVER AVERITT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,665 of the Conveyance Records of Terrebonne Parish, covering 40.0 acres, more or less, in Sections 70 and 71, Township 20 South, Range 18 East, Terrebonne Parish.

71D Oil, Gas and Mineral Lease dated September 4, 1996 between JANIS F. ALLAN, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,666 of the Conveyance Records of Terrebonne Parish, covering 40.0 acres, more or less, in Sections 70 and 71, Township 20 South, Range 18 East, Terrebonne Parish.

72A Oil, Gas and Mineral Lease dated May 30, 1996 between ANNE MARIE B. LUKE ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,929 of the Conveyance Records of Terrebonne Parish, covering 10.0 acres, more or less, in Section 103, Township 20 South, Range 18 East, Terrebonne Parish.

72B Oil, Gas and Mineral Lease dated May 30, 1996 between SANDRA L. LIVINGSTON, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,930 of the Conveyance Records of Terrebonne Parish, covering 10.0 acres, more or less, in Section 103, Township 20 South, Range 18 East, Terrebonne Parish.

72C Oil, Gas and Mineral Lease dated May 30, 1996 between IREY DOMANGUE, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1545 under Original Entry No. 992,728 of the Conveyance Records of Terrebonne Parish, covering 10.0 acres, more or less, in Section 103, Township 20 South, Range 18 East, Terrebonne Parish.

73A Oil, Gas and Mineral Lease dated September 6, 1996 between J. C. DUPONT, INC., as Lessor, and Pelican 3 Corporation, as Lessee, recorded in Book 1529 under Original Entry No. 985,931 of the Conveyance Records of Terrebonne Parish, covering 15.0 acres, more or less, in Section 20, Township 20 South, Range 18 East, Terrebonne Parish.

74 Oil, Gas and Mineral Lease dated September 15, 1996 between A. ST. MARTIN CO., LTD., as Lessor, and Polaris Exploration Corporation, as Lessee, recorded in Book 1529 under Original Entry No. 985,932 of the Conveyance Records of Terrebonne Parish, covering 13.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

77A Oil, Gas and Mineral Lease dated September 16, 1996 between GARNETT P. BOURGEOIS, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,667 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77B Oil, Gas and Mineral Lease dated September 16, 1996 between BRUCE A. PICOU, JR., ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,668 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Sections 19, Township 20 South, Range 18 East, Terrebonne Parish.

77C Oil, Gas and Mineral Lease dated September 16, 1996 between RICHARD PICOU, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,669 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77D Oil, Gas and Mineral Lease dated September 16, 1996 between GLYNN P. PICOU, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,670 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77E Oil, Gas and Mineral Lease dated September 16, 1996 between LUCY P. PORCHE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,671 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77F Oil, Gas and Mineral Lease dated September 16, 1996 between KAREN P. PREJEAN, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,672 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77G Oil, Gas and Mineral Lease dated September 16, 1996 between EASTON J. PICOU, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,673 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77H Oil, Gas and Mineral Lease dated September 3, 1996 between KERMIT WURZLOW, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,674 of the Conveyance Records of Terrebonne Parish, covering 16.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77I Oil, Gas and Mineral Lease dated September 3, 1996 between JEANNIE W. DOMINGUE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,675 of the Conveyance Records of Terrebonne Parish, covering 16.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77J Oil, Gas and Mineral Lease dated December 28, 1996 between JOAN B. BOUDREAUX, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1545 under Original Entry No. 992,729 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77K Oil, Gas and Mineral Lease dated December 28, 1996 between EDWARD J. BLANCHARD, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1545 under Original Entry No. 992,730 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77L Oil, Gas and Mineral Lease dated December 28, 1996 between KATHLEEN MARY ATTAWAY PELLEGRIN, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1545 under Original Entry No. 992,731 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77M Oil, Gas and Mineral Lease dated December 28, 1996 between T. BAKER SMITH, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1545 under Original Entry No. 992,732 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77N Oil, Gas and Mineral Lease dated December 28, 1996 between JOHN BELANGER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1545 under Original Entry No. 992,722 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77O Oil, Gas and Mineral Lease dated December 28, 1996 between GERALD P. CAILLOUET, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1548 under Original Entry No. 994,194 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77P Oil, Gas and Mineral Lease dated December 28, 1996 between M. FRANZ VOGT, et al, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1548 under Original Entry No. 994,195 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77Q Oil, Gas and Mineral Lease dated December 28, 1996 between BARBARD B. RHODES, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1548 under Original Entry No. 994,196 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77R Oil, Gas and Mineral Lease dated December 28, 1996 between BETTY B. KUNICKI, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1548 under Original Entry No. 994,197 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77S Oil, Gas and Mineral Lease dated December 28, 1996 between SISTER LUCILLE MARIE CAILLOUET, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1548 under Original Entry No. 994,198 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77T Oil, Gas and Mineral Lease dated December 28, 1996 between JOHN H. BLANCHARD, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1548 under Original Entry No. 994,199 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77U Oil, Gas and Mineral Lease dated December 28, 1996 between ROBERT P. BLANCHARD, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1548 under Original Entry No. 994,200 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77V Oil, Gas and Mineral Lease dated December 28, 1996 between REGINALD CAILLOUET, JR., ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1548 under Original Entry No. 994,201 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77W Oil, Gas and Mineral Lease dated December 28, 1996 between KATHERINE C. BAKANOVIC, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1548 under Original Entry No. 994,202 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77X Oil, Gas and Mineral Lease dated December 28, 1996 between ANN L. VOGT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1548 under Original Entry No. 994,203 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77Y Oil, Gas and Mineral Lease dated December 28, 1996 between LAWRENCE BLANCHARD, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1548 under Original Entry

         No. 994,204 of the Conveyance Records of Terrebonne Parish, covering
         21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77BB Oil, Gas and Mineral Lease dated December 28, 1996 between DANIEL S. JUNDT, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1548 under Original Entry No. 994,207 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77DD Oil, Gas and Mineral Lease dated December 28, 1996 between FELIX DIXON LEWIS, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1548 under Original Entry No. 994,209 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77GG Oil, Gas and Mineral Lease dated December 28, 1996 between NOLAN LYLE TAMPLAIN, JR., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1560 under Original Entry No. 999,643 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

78A Oil, Gas and Mineral Lease dated September 16, 1996 between GARNETT P. BOURGEOIS ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 987,844 of the Conveyance Records of Terrebonne Parish, covering 13 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

78B Oil, Gas and Mineral Lease dated September 16, 1996 between BRUCE A. PICOU, JR., ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 987,845 of the Conveyance Records of Terrebonne Parish, covering 13 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

78C Oil, Gas and Mineral Lease dated September 16, 1996 between RICHARD PICOU ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 987,846 of the Conveyance Records of Terrebonne Parish, covering 13.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

78D Oil, Gas and Mineral Lease dated September 16, 1996 between GLYNN P. PICOU ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 987,847 of the Conveyance Records of Terrebonne Parish, covering 13.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

78E Oil, Gas and Mineral Lease dated September 16, 1996 between LUCY P. PORCHE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 987,848 of the Conveyance Records of Terrebonne Parish, covering 13.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

78F Oil, Gas and Mineral Lease dated September 16, 1996 between EASTON J. PICOU ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 987,849 of the Conveyance Records of Terrebonne Parish, covering 13.0 acres, more or less, in Section 106, Township 20 South, Range 18 East, Terrebonne Parish.

79A Oil, Gas and Mineral Lease dated September 3, 1996 between KERMIT WURZLOW ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 987,850 of the Conveyance Records of Terrebonne Parish, covering 60.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

79B Oil, Gas and Mineral Lease dated September 3, 1996 between JEANNIE W. DOMINGUE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 987,851 of the Conveyance Records of Terrebonne Parish, covering 60.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

79C Oil, Gas and Mineral Lease dated September 16, 1996 between GARNETT P. BOURGEOIS, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 987,852 of the Conveyance Records of Terrebonne Parish, covering 60.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

79D Oil, Gas and Mineral Lease dated September 16, 1996 between BRUCE A. PICOU, JR. ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 987,853 of the Conveyance Records of Terrebonne Parish, covering 60.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

79E Oil, Gas and Mineral Lease dated September 16, 1996 between RICHARD PICOU ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 987,854 of the Conveyance Records of Terrebonne Parish, covering 60.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

79F Oil, Gas and Mineral Lease dated September 16, 1996 between GLYNN P. PICOU ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 987,855 of the Conveyance Records of Terrebonne Parish, covering 60.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

79G Oil, Gas and Mineral Lease dated September 16, 1996 between LUCY P. PORCHE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 987,856 of the Conveyance Records of Terrebonne Parish, covering 60.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

79H Oil, Gas and Mineral Lease dated September 16, 1996 between KAREN P. PREJEAN, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 987,857 of the Conveyance Records of Terrebonne Parish, covering 60.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

79I Oil, Gas and Mineral Lease dated September 16, 1996 between EASTON J. PICOU ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1534 under Original Entry No. 987,858 of the Conveyance Records of Terrebonne Parish, covering 60.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80A Oil, Gas and Mineral Lease dated September 16, 1996 between EASTON J. PICOU, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under

         Original Entry No. 988,848 of the Conveyance Records of Terrebonne Parish, covering 25.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80B Oil, Gas and Mineral Lease dated September 16, 1996 between GARNETT P. BOURGEOIS, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,849 of the Conveyance Records of Terrebonne Parish, covering 25.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80C Oil, Gas and Mineral Lease dated September 16, 1996 between BRUCE A. PICOU, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,850 of the Conveyance Records of Terrebonne Parish, covering 25.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80D Oil, Gas and Mineral Lease dated September 16, 1996 between RICHARD PICOU, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,851 of the Conveyance Records of Terrebonne Parish, covering 25.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80E Oil, Gas and Mineral Lease dated September 16, 1996 between GLYNN P. PICOU, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,852 of the Conveyance Records of Terrebonne Parish, covering 25.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80F Oil, Gas and Mineral Lease dated September 16, 1996 between LUCY P. PORCHE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,853 of the Conveyance Records of Terrebonne Parish, covering 25.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80G Oil, Gas and Mineral Lease dated September 16, 1996 between KAREN P. PREJEAN, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,854 of the Conveyance Records of Terrebonne Parish, covering 25.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80H Oil, Gas and Mineral Lease dated October 15, 1996 between GREGORY BERGERON, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,855 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80I Oil, Gas and Mineral Lease dated October 15, 1996 between ROBERT L. BERGERON, III, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,856 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80J Oil, Gas and Mineral Lease dated October 15, 1996 between LLOYD PROSPERIE, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,857 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in

         Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80K Oil, Gas and Mineral Lease dated October 15, 1996 between ERNEST BERGERON, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,858 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80L Oil, Gas and Mineral Lease dated October 15, 1996 between LENA L. CHAPMAN, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,859 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80M Oil, Gas and Mineral Lease dated October 15, 1996 between ADELINE L. SOUDELIER, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,860 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80N      Oil, Gas and Mineral Lease dated October 15, 1996 between LUCY ELVIERE
         L. DETIVEAUX, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,861 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80O Oil, Gas and Mineral Lease dated October 15, 1996 between RUBY BERGERON CORSO, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,862 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80P Oil, Gas and Mineral Lease dated October 15, 1996 between DOROTHY A. MALBROUGH, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,863 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80Q Oil, Gas and Mineral Lease dated October 15, 1996 between NORMA JEAN B. AUTHEMENT, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,864 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80R Oil, Gas and Mineral Lease dated October 15, 1996 between RAYMOND FORET, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,865 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80S Oil, Gas and Mineral Lease dated October 15, 1996 between CYNTHIA L. TRAHAN, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,866 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80T Oil, Gas and Mineral Lease dated October 15, 1996 between CHARLES LIRETTE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,867 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80U Oil, Gas and Mineral Lease dated October 15, 1996 between LAUREN BERGERON, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,868 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80V      Oil, Gas and Mineral Lease dated October 15, 1996 between MARY JEWELL
         B. MAY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,869 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80W Oil, Gas and Mineral Lease dated October 1, 1996 between ROLAND LIRETTE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,870 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80X Oil, Gas and Mineral Lease dated October 15, 1996 between ALVIN LAPEYROUSE, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,871 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80Y Oil, Gas and Mineral Lease dated October 15, 1996 between CHARLES D. CHAUVIN, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,872 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80Z Oil, Gas and Mineral Lease dated October 1, 1996 between LIZZIE L. PELLIGRIN, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,873 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80AA Oil, Gas and Mineral Lease dated October 1, 1996 between NORMAN AUTHEMENT, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,874 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80BB Oil, Gas and Mineral Lease dated October 1, 1996 between BEVERLY A. WALKER, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1536 under Original Entry No. 988,875 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

80CC Oil, Gas and Mineral Lease dated October 15, 1996 between EDWARD DAIGLE, ET AL, as Lessors, and Ken Savage & Associates,

         Inc., as Lessee, recorded in Book 1545 under Original Entry No. 992,721 of the Conveyance Records of Terrebonne Parish, covering 20.0 acres, more or less, in Section 69, Township 20 South, Range 18 East, Terrebonne Parish.

81A Oil, Gas and Mineral Lease dated July 24, 1996 between RUTH D. STERLING, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,676 of the Conveyance Records of Terrebonne Parish, covering 115.0 acres, more or less, in Sections 76 and 77, Township 20 South, Range 18 East, Terrebonne Parish.

81B Oil, Gas and Mineral Lease dated July 24, 1996 between CHARLES C. CRADY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,677 of the Conveyance Records of Terrebonne Parish, covering 115.0 acres, more or less, in Sections 76 and 77, Township 20 South, Range 18 East, Terrebonne Parish.

82A Oil, Gas and Mineral Lease dated October 23, 1996 between ANITA T. PICOU, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,678 of the Conveyance Records of Terrebonne Parish, covering 6.5 acres, more or less, in Section 70, Township 20 South, Range 18 East, Terrebonne Parish.

82B Oil, Gas and Mineral Lease dated September 26, 1996 between ALFRED P. PRESTENBACH, ET UX, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,679 of the Conveyance Records of Terrebonne Parish, covering 6.5 acres, more or less, in Section 70, Township 20 South, Range 18 East, Terrebonne Parish.

82C Oil, Gas and Mineral Lease dated September 26, 1996 between DORIS NELTON PRESTENBACH, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,680 of the Conveyance Records of Terrebonne Parish, covering 6.5 acres, more or less, in Section 70, Township 20 South, Range 18 East, Terrebonne Parish.

82D Oil, Gas and Mineral Lease dated September 3, 1996 between KERMIT WURZLOW, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,681 of the Conveyance Records of Terrebonne Parish, covering 6.5 acres, more or less, in Section 70, Township 20 South, Range 18 East, Terrebonne Parish.

82E Oil, Gas and Mineral Lease dated September 3, 1996 between JEANNIE W. DOMINGUE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,682 of the Conveyance Records of Terrebonne Parish, covering 6.5 acres, more or less, in Section 70, Township 20 South, Range 18 East, Terrebonne Parish.

84A Oil, Gas and Mineral Lease dated September 9, 1996 between ARLEN B. CENAC, JR., as Lessor, and Pelican 3 Corporation, as Lessee, recorded in Book 1538 under Original Entry No. 989,684 of the Conveyance Records of Terrebonne Parish, covering 41.82 acres, more or less, in Section 64, Township 20 South, Range 18 East, Terrebonne Parish.

84B Oil, Gas and Mineral Lease dated September 9, 1996 between THOMAS ALBERT CENAC, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,685 of the Conveyance Records of Terrebonne Parish, covering 41.82 acres, more or less, in Section 64, Township 20 South, Range 18 East, Terrebonne Parish.

84C Oil, Gas and Mineral Lease dated September 9, 1996 between ALPHONSE J. CENAC, JR., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,686 of the Conveyance Records of Terrebonne Parish, covering 41.82 acres, more or less, in Section 64, Township 20 South, Range 18 East, Terrebonne Parish.

84D Oil, Gas and Mineral Lease dated September 9, 1996 between ARLEN B. CENAC, SR., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,687 of the Conveyance Records of Terrebonne Parish, covering 41.82 acres, more or less, in Section 64, Township 20 South, Range 18 East, Terrebonne Parish.

84E Oil, Gas and Mineral Lease dated September 9, 1996 between PADDY ANN CENAC DANOS, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,688 of the Conveyance Records of Terrebonne Parish, covering 41.82 acres, more or less, in Section 64, Township 20 South, Range 18 East, Terrebonne Parish.

84F Oil, Gas and Mineral Lease dated September 9, 1996 between CHRISTINE CENAC WALKER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,689 of the Conveyance Records of Terrebonne Parish, covering 41.82 acres, more or less, in Section 64, Township 20 South, Range 18 East, Terrebonne Parish.

84G Oil, Gas and Mineral Lease dated September 9, 1996 between OVIDE JULIAN CENAC, as Lessor, and Pelican 3 Corporation, as Lessee, recorded in Book 1538 under Original Entry No. 989,690 of the Conveyance Records of Terrebonne Parish, covering 41.82 acres, more or less, in Section 64, Township 20 South, Range 18 East, Terrebonne Parish.

Exhibit B of Exhibit 10.5, Lapeyrouse Prospect Agreement

 EXHIBIT B

              Attached to and made a part of that certain Purchase and Sale Agreement dated ________________________,
              1997 between Laurent Oil & Gas Inc., and Beta Oil &
              Gas, Inc.


33EE Oil and Gas Lease dated February 15, 1996 between TRE INVESTMENTS, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1548 under Original Entry No. 994,193 of the Conveyance Records of Terrebonne Parish, covering 7.5 acres, more or less, in Sections 67 and 68, Township 20 South, Range 18 East, Terrebonne Parish.

50A Oil, Gas and Mineral Lease dated May 31, 1996 between ELTON A. DARSEY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1514 under Original Entry No. 978,640 of the Conveyance Records of Terrebonne Parish, covering 75.0 acres, more or less, in Section 25, Township 20 South, Range 18 East, Terrebonne Parish.

50B Oil, Gas and Mineral Lease dated May 31, 1996 between BONNIE JEAN BOURG, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1517 under Original Entry No. 980,425 of the Conveyance Records of Terrebonne Parish, covering 75.0 acres, more or less, in Section 25, Township 20 South, Range 18 East, Terrebonne Parish.

53A Oil, Gas and Mineral Lease dated July 1, 1996 between PEARL D. AUTHEMENT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1515 under Original Entry No. 979,074 of the Conveyance Records of Terrebonne Parish, covering 14.0 acres, more or less, in Section 103, Township 20 South, Range 18 East, Terrebonne Parish.

53B Oil, Gas and Mineral Lease dated July 1, 1996 between MORRIS A. LOTTINGER, JR., ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,082 of the Conveyance Records of Terrebonne Parish, covering 14.0 acres, more or less, in Section 103, Township 20 South, Range 18 East, Terrebonne Parish.

55A Oil, Gas and Mineral Lease dated June 13, 1996 between BENNY S. RAZIANO, ET UX, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1516 under Original Entry No. 979,955 of the Conveyance Records of Terrebonne Parish, covering .1022 acres, more or less, in Section 82, Township 20 South, Range 18 East, Terrebonne Parish.

55B Oil, Gas and Mineral Lease dated June 13, 1996 between WILLIAM E. BRUMLEY, JR., ET UX, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1521 under Original Entry No. 982,083 of the Conveyance Records of Terrebonne Parish, covering .1022 acres, more or less, in Section 82, Township 20 South, Range 18 East, Terrebonne Parish.

58 Oil, Gas and Mineral Lease dated July 18, 1996 between BONNIE JEAN BOURG, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1517 under Original Entry No. 980,424 of the Conveyance Records of Terrebonne Parish, covering 40.0 acres, more or less, in Section 49, Township 20 South, Range 18 East, Terrebonne Parish.

61A Oil, Gas and Mineral Lease dated May 31, 1996 between SCOTT M. VAN DE MARK, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1517 under Original Entry No. 980,416 of the Conveyance Records of Terrebonne Parish, covering 67.70 acres, more or less, in Section 77, Township 20 South, Range 18 East, Terrebonne Parish.

61B Oil, Gas and Mineral Lease dated May 31, 1996 between VIVA VAN DE MARK HAGARTY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1518 under Original Entry No. 980,422 of the Conveyance Records of Terrebonne Parish, covering 67.70 acres, more or less, in Section 77, Township 20 South, Range 18 East, Terrebonne Parish.

63 Oil, Gas and Mineral Lease dated June 13, 1996 between JOSEPH C. LUCIA, SR., ET UX, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1517 under Original Entry No. 980,421 of the Conveyance Records of Terrebonne Parish, covering .2044 acres, more or less, in Section 81, Township 20 South, Range 18 East, Terrebonne Parish.

77N Oil, Gas and Mineral Lease dated December 28, 1996 between JOHN BELANGER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1545 under Original Entry No. 992,722 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77O Oil, Gas and Mineral Lease dated December 28, 1996 between GERALD F. CAILLOUET, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1548 under Original Entry No. 994,194 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77Q Oil, Gas and Mineral Lease dated December 28, 1996 between BARBARD B. RHODES, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1548 under Original Entry No. 994,196 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77R Oil, Gas and Mineral Lease dated December 28, 1996 between BETTY B. KUNICKI, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1548 under Original Entry No. 994,197 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77U Oil, Gas and Mineral Lease dated December 28, 1996 between ROBERT P. BLANCHARD, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1548 under Original Entry No. 994,200 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77W Oil, Gas and Mineral Lease dated December 28, 1996 between KATHERINE C. BAKANOVIC, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1548 under Original Entry No. 994,202 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77Y Oil, Gas and Mineral Lease dated December 28, 1996 between LAWRENCE BLANCHARD, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1548 under Original Entry No. 994,204 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77Z Oil, Gas and Mineral Lease dated December 28, 1996 between JULIE M. HARRIS, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1548 under Original Entry No. 994,205 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77AA Oil, Gas and Mineral Lease dated December 28, 1996 between NEAL H. BELANGER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1548 under Original Entry No. 994,206 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77CC Oil, Gas and Mineral Lease dated December 28, 1996 between MYRA J. TURNER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1548 under Original Entry No. 994,208 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77EE Oil, Gas and Mineral Lease dated December 28, 1996 between EDGAR CAILLOUET, III, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1553 under Entry No. 996,435 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77FF Oil, Gas and Mineral Lease dated January 2, 1997 between LAURA B. BURNS, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1553 under Entry No. 996,434 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in
         Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77HH Oil, Gas and Mineral Lease dated December 28, 1996 between KENNETH TAMPLAIN, JR., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1560 under Entry No. 999,644 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77II Oil, Gas and Mineral Lease dated December 28, 1996 between MELISSA S. CROSBY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1563 under Entry No. 1,001,188 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in
         Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

77JJ Oil, Gas and Mineral Lease dated December 28, 1996 between MARTHA C. GAHBAUER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1570 under Entry No. 1,003,841 of the Conveyance Records of Terrebonne Parish, covering 21.0 acres, more or less, in
         Section 19, Township 20 South, Range 18 East, Terrebonne Parish.

83A Oil, Gas and Mineral Lease dated July 24, 1996 between RUTH D. STERLING, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1538 under Original Entry No. 989,683 of the Conveyance Records of Terrebonne Parish, covering 5.0 acres, more or less, in Section 78, Township 20 South, Range 18 East, Terrebonne Parish.

Exhibit C of Exhibit 10.5, Lapeyrouse Prospect Agreement

                                    EXHIBIT C

              ATTACHED TO and made a part of (STB.29) that certain Assignment of Undivided Interest in Oil, Gas and Mineral Leases - Lapeyrouse Area dated October 8, 1997 between Laurent Oil & Gas, Inc. and Beta Oil & Gas, Inc.


85 Oil, Gas and Mineral Lease dated October 22, 1996 between JOSEPH B. DUPONT, SR., as Lessor, and Fina Oil and Chemical Company, as Lessee, recorded in Book 1528, Entry No. 985,635 of the Conveyance Records of Terrebonne Parish, covering 114.115 acres in Sections 73 and 74, Township 20 South, Range 18 East, Terrebonne Parish.

Exhibit D of Exhibit 10.5, Lapeyrouse Prospect Agreement

                                    EXHIBIT D

              ATTACHED TO and made a part of (STB.29) that certain Assignment of Undivided Interest in Oil, Gas and Mineral Leases - Lapeyrouse Area dated October 8, 1997 between Laurent Oil & Gas, Inc. and Beta Oil & Gas, Inc.


13A Oil, Gas and Mineral Lease dated October 5, 1995 between JOYCE DUJAY LEE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1509 under Original Entry No. 976,178 of the Conveyance Records of Terrebonne Parish, covering 120.0 acres, more or less, in
         Section 14, Township 20 South, Range 17 East, Terrebonne Parish.

13B Oil, Gas and Mineral Lease dated May 23, 1997 between THOMAS T. KLORER, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003191 of the Conveyance Records of Terrebonne Parish, covering 120.0 acres, more or less, in Section 14, Township 20 South, Range 17 East, Terrebonne Parish.

13C Oil, Gas and Mineral Lease dated May 23, 1997 between PATRICIA KLORER BELDEN, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003192 of the
         Conveyance Records of Terrebonne Parish, covering 120.0 acres, more or less, in Section 14, Township 20 South, Range 17 East, Terrebonne Parish.

13D Oil, Gas and Mineral Lease dated May 23, 1997 between IRIS KLORER CRADDOCK, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003193 of the
         Conveyance Records of Terrebonne Parish, covering 120.0 acres, more or less, in Section 14, Township 20 South, Range 17 East, Terrebonne Parish.

13E Oil, Gas and Mineral Lease dated May 23, 1997 between VALERIE KLORER, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003194 of the
         Conveyance Records of Terrebonne Parish, covering 120.0 acres, more or less, in Section 14, Township 20 South, Range 17 East, Terrebonne Parish.

14 Oil, Gas and Mineral Lease dated October 19, 1995 between THE BUQUET CORPORATION, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1509 under Original Entry No. 976,179 of the Conveyance Records of Terrebonne Parish, covering 80.0 acres, more or less, in Section 14, Township 20 South, Range 17 East, Terrebonne Parish.

16 Oil, Gas and Mineral Lease dated May 27, 1997 between HARRY BOURG CORPORATION, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1573 under Original Entry No. 1,005,224 of the Conveyance Records of Terrebonne Parish, covering 362.0 acres in Sections 11 and 15, Township 20 South, Range 17 East, Terrebonne Parish.

27 Oil and Gas Lease dated March 22, 1996 between THE LOUISIANA LAND AND EXPLORATION COMPANY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, a Declaration of which is recorded in Book 1510 under Original Entry No. 976,463 of the Conveyance Records of Terrebonne Parish, covering 303.53 acres, more or less, in Sections 14 and 15, Township 20 South, Range 17 East, Terrebonne Parish.

42 Oil, Gas and Mineral Lease dated May 1, 1996 between JOHN DREW BELANGER, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1512 under Entry No. 977,543 of the Conveyance Records of Terrebonne Parish, covering 35.0 acres, more or less, in Section 88 and/or 89, Township 20 South, Range 18 East, Terrebonne Parish.

43A Oil, Gas and Mineral Lease dated May 1, 1996 between JOHN DREW BELANGER ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1512 under Original Entry No. 977,544 of the Conveyance Records of Terrebonne Parish, covering 575.0 acres, more or less, in Sections 89, 90 and 91, Township 20 South, Range 18 East, Terrebonne Parish.

43B Oil, Gas and Mineral Lease dated May 14, 1996 between TERRY J. LAPEYROUSE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book 1529 under Original Entry No. 985,922 of the Conveyance Records of Terrebonne Parish, covering 575.0 acres, more or less, in Sections 89, 90 and 91, Township 20 South, Range 18 East, Terrebonne Parish.

88A Oil, Gas and Mineral Lease dated May 20, 1997 between MICHAEL X. ST. MARTIN, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003195 of the Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in Section 14, Township 20 South, Range 17 East, Terrebonne Parish.

88B Oil, Gas and Mineral Lease dated May 20, 1997 between EUGENE C. ST. MARTIN, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003196 of the
         Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in Section 14, Township 20 South, Range 17 East, Terrebonne Parish.

88C Oil, Gas and Mineral Lease dated May 26, 1997 between MARY P. VERRET, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003197 of the Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in Section 14, Township 20 South, Range 17 East, Terrebonne Parish.

88D Oil, Gas and Mineral Lease dated May 27, 1997 between ALPHONSE J. AUTHEMENT, JR, ET VIR, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003198 of the Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in Section 14, Township 20 South, Range 17 East, Terrebonne Parish.

88E Oil, Gas and Mineral Lease dated May 29, 1997 between MARIE V. FORET PARFAIT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003199 of the
         Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in Section 14, Township 20 South, Range 17 East, Terrebonne Parish.

88F Oil, Gas and Mineral Lease dated June 11, 1997 between LORENA BILLIOIT DARDAR, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003200 of the
         Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in Section 14, Township 20 South, Range 17 East, Terrebonne Parish.

89A Oil, Gas and Mineral Lease dated May 20, 1997 between MICHAEL X. ST. MARTIN, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003281 of the Conveyance Records of Terrebonne Parish, covering 60.0 acres, more or less, in Section 11, Township 20 South, Range 17 East, Terrebonne Parish.

89B Oil, Gas and Mineral Lease dated May 20, 1997 between EUGENE C. ST. MARTIN, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003282 of the
         Conveyance Records of Terrebonne Parish, covering 60.0 acres, more or less, in Section 11, Township 20 South, Range 17 East, Terrebonne Parish.

89C Oil, Gas and Mineral Lease dated May 28, 1997 between HENRY J. MARMANDE, JR., ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003283 of the Conveyance Records of Terrebonne Parish, covering 60.0 acres, more or less, in Section 11, Township 20 South, Range 17 East, Terrebonne Parish.

89D Oil, Gas and Mineral Lease dated May 28, 1997 between GENEVIEVE MARMANDE WATHEN, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003284 of the Conveyance Records of Terrebonne Parish, covering 60.0 acres, more or less, in Section 11, Township 20 South, Range 17 East, Terrebonne Parish.

89E Oil, Gas and Mineral Lease dated May 28, 1997 between EMILE S. MARMANDE, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003285 of the
         Conveyance Records of Terrebonne Parish, covering 60.0 acres, more or less, in Section 11, Township 20 South, Range 17 East, Terrebonne Parish.

89F Oil, Gas and Mineral Lease dated May 26, 1997 between MAUDE LEIGH MANN, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003286 of the Conveyance Records of Terrebonne Parish, covering 60.0 acres, more or less, in Section 11, Township 20 South, Range 17 East, Terrebonne Parish.

89G Oil, Gas and Mineral Lease dated May 27, 1997 between ELAINE M. AUTHEMENT, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003287 of the
         Conveyance Records of Terrebonne Parish, covering 60.0 acres, more or less, in Section 11, Township 20 South, Range 17 East, Terrebonne Parish.

89H Oil, Gas and Mineral Lease dated May 29, 1997 between LUA THIBODEAUX THOMPSON, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003288 of the Conveyance Records of Terrebonne Parish, covering 60.0 acres, more or less, in Section 11, Township 20 South, Range 17 East, Terrebonne Parish.

89I Oil, Gas and Mineral Lease dated May 30, 1997 between ADDIE JOY THIBODAUX KEARNS, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003289 of the Conveyance Records of Terrebonne Parish, covering 60.0 acres, more or less, in Section 11, Township 20 South, Range 17 East, Terrebonne Parish.

89J Oil, Gas and Mineral Lease dated June 5, 1997 between EUGENE J. THIBODEAUX, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003290 of the Conveyance Records of Terrebonne Parish, covering 60.0 acres, more or less, in Section 11, Township 20 South, Range 17 East, Terrebonne Parish.

89K Oil, Gas and Mineral Lease dated June 11, 1997 between JANE CHAUVIN HITT, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003291 of the
         Conveyance Records of Terrebonne Parish, covering 60.0 acres, more or less, in Section 11, Township 20 South, Range 17 East, Terrebonne Parish.

90 Oil, Gas and Mineral Lease dated May 21, 1997 between JOSEPH G. DUPLANTIS, JR., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003201 of the Conveyance Records of Terrebonne Parish, covering 15.0 acres, more or less, in Section 14, Township 20 South, Range 17 East, Terrebonne Parish.

91 Oil, Gas and Mineral Lease dated June 26, 1997 between WILHELMINA DUPRE CEDOTAL, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003202 of the Conveyance Records of Terrebonne Parish, covering 5.0 acres, more or less, in
         Section 14, Township 20 South, Range 17 East, Terrebonne Parish.

92A Oil, Gas and Mineral Lease dated June 26, 1997 between ALICE CENAC STEINKAMPF, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003203 of the Conveyance Records of Terrebonne Parish, covering 70.0 acres, more or less, in
         Section 11, Township 20 South, Range 17 East, Terrebonne Parish.

92B Oil, Gas and Mineral Lease dated June 27, 1997 between RITA MAY CENAC HOFFMAN, ET AL, as Lessors, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003204 of the Conveyance Records of Terrebonne Parish, covering 30.0 acres, more or less, in Section 11, Township 20 South, Range 17 East, Terrebonne Parish.

92C Oil, Gas and Mineral Lease dated July 3, 1997 between MARIE RUCKER DENDY, as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003205 of the Conveyance Records of Terrebonne Parish, covering 76.0 acres, more or less, in
         Section 11, Township 20 South, Range 17 East, Terrebonne Parish.

92D Oil, Gas and Mineral Lease dated July 3, 1997 between A. O. PORCHE REALTY & DEVELOPMENT, INC., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003206 of the Conveyance Records of Terrebonne Parish, covering 70.0 acres, more or less, in Section 11, Township 20 South, Range 17 East, Terrebonne Parish.

92E Oil, Gas and Mineral Lease dated June 27, 1997 between CALISTE C. CENAC, JR., as Lessor, and Ken Savage & Associates, Inc., as Lessee, recorded in Book No. 1568 under Entry No. 1003207 of the
         Conveyance Records of Terrebonne Parish, covering 70.0 acres, more or less, in Section 11, Township 20 South, Range 17 East, Terrebonne Parish.